Exhibit 4(c)

                      AMENDED AND RESTATED TRUST AGREEMENT


                                      among


                            FIRST UNION CORPORATION,
                                  as Depositor,


                            WILMINGTON TRUST COMPANY,
                              as Property Trustee,

                                       and

                            WILMINGTON TRUST COMPANY,
                               as Delaware Trustee



                    -----------------------------------------

                      FIRST UNION INSTITUTIONAL CAPITAL II
                    -----------------------------------------


                           Dated as of January 6, 1997

                      FIRST UNION INSTITUTIONAL CAPITAL II

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                       Trust Agreement
Act Section                                                Section
---------------                                         ------------
    310   (a)(1)......................................   8.7
          (a)(2)......................................   8.7
          (a)(3)......................................   8.9
          (a)(4)......................................   2.7(a)(ii)
          (b).........................................   8.8
    311   (a).........................................   8.13
          (b).........................................   8.13
    312   (a).........................................   5.7
          (b).........................................   5.7
          (c).........................................   5.7
    313   (a).........................................   8.14(a)
          (a)(4)......................................   8.14(b)
          (b).........................................   8.14(b)
          (c).........................................   10.8
          (d).........................................   8.14(c)
    314   (a).........................................   8.15
          (b).........................................   Not Applicable
          (c)(1)......................................   8.16
          (c)(2)......................................   8.16
          (c)(3)......................................   Not Applicable
          (d).........................................   Not Applicable
          (e).........................................   1.1, 8.16
    315   (a).........................................   8.1(a), 8.3(a)
          (b).........................................   8.2, 10.8
          (c).........................................   8.1(a)
          (d).........................................   8.1, 8.3
          (e).........................................   Not Applicable
    316   (a).........................................   Not Applicable
          (a)(1)(A)...................................   Not Applicable
          (a)(1)(B)...................................   Not Applicable
          (a)(2)......................................   Not Applicable
          (b).........................................   5.14
          (c).........................................   6.7
    317   (a)(1)......................................   Not Applicable
          (a)(2)......................................   Not Applicable
          (b).........................................   5.9
    318   (a).........................................   10.10

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.



                                TABLE OF CONTENTS


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

   SECTION 1.1.          Interpretation. .......................................................................  1
   SECTION 1.2.          Certain Definitions. ..................................................................  2


                                   ARTICLE II

                            CONTINUATION OF THE TRUST


   SECTION 2.1.          Name. ................................................................................. 13
   SECTION 2.2.          Office of the Delaware Trustee; Principal Place of Business. .......................... 13
   SECTION 2.3.          Initial Contribution of Trust Property; Organizational Expenses. ...................... 13
   SECTION 2.4.          Issuance of the Capital Securities. ................................................... 13
   SECTION 2.5.          Issuance of the Common Securities; Subscription and Purchase of
                           Debentures. ......................................................................... 14
   SECTION 2.6.          Declaration of Trust. ................................................................. 14
   SECTION 2.7.          Authorization to Enter into Certain Transactions. ..................................... 14
   SECTION 2.8.          Assets of Trust. ...................................................................... 18
   SECTION 2.9.          Title to Trust Property. .............................................................. 18


                                   ARTICLE III

                                 PAYMENT ACCOUNT

   SECTION 3.1.          Payment Account. ...................................................................... 19


                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION


   SECTION 4.1.          Distributions. ........................................................................ 19
   SECTION 4.2.          Redemption. ........................................................................... 20
   SECTION 4.3.          Subordination of Common Securities. ................................................... 22
   SECTION 4.4.          Payment Procedures. ................................................................... 23

                                        i






   SECTION 4.5.          Tax Returns and Reports. .............................................................. 23
   SECTION 4.6.          Payment of Taxes, Duties, Etc. of the Trust. .......................................... 23
   SECTION 4.7.          Payments under Indenture or Pursuant to Direct Actions................................. 24


                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

   SECTION 5.1.          Initial Ownership. .................................................................... 24
   SECTION 5.2.          The Trust Securities Certificates. .................................................... 24
   SECTION 5.3.          Execution and Delivery of Trust Securities Certificates. .............................. 25
   SECTION 5.4.          Registration of Transfer and Exchange of Capital Securities
                           Certificates......................................................................... 25
   SECTION 5.5.          Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates..................... 29
   SECTION 5.6.          Persons Deemed Holders. ............................................................... 29
   SECTION 5.7.          Access to List of Holders' Names and Addresses. ....................................... 29
   SECTION 5.8.          Maintenance of Office or Agency. ...................................................... 30
   SECTION 5.9.          Appointment of Paying Agent. .......................................................... 30
   SECTION 5.10.         Ownership of Common Securities by Depositor. .......................................... 30
   SECTION 5.11.         Book-Entry Capital Securities; Common Securities Certificate........................... 31
   SECTION 5.12.         Notices to Clearing Agency. ........................................................... 32
   SECTION 5.13.         Definitive Capital Securities Certificates. ........................................... 32
   SECTION 5.14.         Rights of Holders. .................................................................... 33


                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

   SECTION 6.1.          Limitations on Voting Rights. ......................................................... 35
   SECTION 6.2.          Notice of Meetings. ................................................................... 36
   SECTION 6.3.          Meetings of Holders of Capital Securities. ............................................ 36
   SECTION 6.4.          Voting Rights. ........................................................................ 36
   SECTION 6.5.          Proxies, Etc. ......................................................................... 37
   SECTION 6.6.          Holder Action by Written Consent. ..................................................... 37
   SECTION 6.7.          Record Date for Voting and Other Purposes. ............................................ 37
   SECTION 6.8.          Acts of Holders. ...................................................................... 37
   SECTION 6.9.          Inspection of Records. ................................................................ 38



                                       ii





                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

   SECTION 7.1.          Representations and Warranties of the Property Trustee and the
                           Delaware............................................................................. 39
   SECTION 7.2.          Representations and Warranties of Depositor. .......................................... 40


                                  ARTICLE VIII

                        THE TRUSTEES; THE ADMINISTRATORS

   SECTION 8.1.          Certain Duties and Responsibilities. .................................................. 40
   SECTION 8.2.          Certain Notices. ...................................................................... 42
   SECTION 8.3.          Certain Rights of Property Trustee. ................................................... 42
   SECTION 8.4.          Not Responsible for Recitals or Issuance of Securities. ............................... 44
   SECTION 8.5.          May Hold Securities. .................................................................. 44
   SECTION 8.6.          Compensation; Indemnity; Fees. ........................................................ 44
   SECTION 8.7.          Corporate Property Trustee Required; Eligibility of Trustees and
                           Administrators....................................................................... 46
   SECTION 8.8.          Conflicting Interests. ................................................................ 46
   SECTION 8.9.          Co-Trustees and Separate Trustee. ..................................................... 46
   SECTION 8.10.         Resignation and Removal; Appointment of Successor. .................................... 48
   SECTION 8.11.         Acceptance of Appointment by Successor. ............................................... 49
   SECTION 8.12.         Merger, Conversion, Consolidation or Succession to Business. .......................... 50
   SECTION 8.13.         Preferential Collection of Claims Against Depositor or Trust. ......................... 50
   SECTION 8.14.         Reports by Property Trustee. .......................................................... 51
   SECTION 8.15.         Reports to the Property Trustee. ...................................................... 51
   SECTION 8.16.         Evidence of Compliance with Conditions Precedent. ..................................... 51
   SECTION 8.17.         Number of Trustees. ................................................................... 52
   SECTION 8.18.         Delegation of Power. .................................................................. 52
   SECTION 8.19.         Appointment of Administrators.......................................................... 52


                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

   SECTION 9.1.          Termination Upon Expiration Date. ..................................................... 53
   SECTION 9.2.          Early Termination. .................................................................... 53

                                       iii





   SECTION 9.3.          Termination. .......................................................................... 54
   SECTION 9.4.          Liquidation. .......................................................................... 54
   SECTION 9.5.          Mergers, Consolidations, Amalgamations or Replacements of
                           the Trust............................................................................ 55

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

   SECTION 10.1.         Limitation of Rights of Holders. ...................................................... 57
   SECTION 10.2.         Amendment. ............................................................................ 57
   SECTION 10.3.         Separability........................................................................... 59
   SECTION 10.4.         Governing Law.......................................................................... 59
   SECTION 10.5.         Payments Due on Non-Business Day. ..................................................... 59
   SECTION 10.6.         Successors. ........................................................................... 59
   SECTION 10.7.         Headings. ............................................................................. 59
   SECTION 10.8.         Reports, Notices and Demands. ......................................................... 59
   SECTION 10.9.         Agreement Not to Petition. ............................................................ 60
   SECTION 10.10.        Application of Trust Indenture Act..................................................... 60
   SECTION 10.11.        Acceptance of Terms of Trust Agreement, Guarantee and Indenture. ...................... 60


         AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 6, 1997, among (i) FIRST UNION CORPORATION, a North Carolina corporation (including any successors or assigns, the "Depositor"), (ii) WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as property trustee, (in each such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee collectively, the "Trustees") and
(iv) the several HOLDERS, as hereinafter defined.

                              W I T N E S S E T H :

         WHEREAS, the Depositor and Wilmington Trust Company have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of December 27, 1996 (the "Original Trust Agreement"), and by the execution and filing by the Wilmington Trust Company with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on December 30, 1996, attached as Exhibit A; and

         WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures and (iv) the appointment of the Administrators;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1. Interpretation.

         For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

                  (e) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

         SECTION 1.2. Certain Definitions.

         For all purposes of this Trust Agreement, the following terms shall have the meanings assigned below:

                  "Act" has the meaning specified in Section 6.8.

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest paid by the Depositor on a Like Amount of Debentures for such period.

                  "Additional Interest" has the meaning specified in Section 1.2 of the Indenture.

                  "Additional Sums" has the meaning specified in Section 10.6 of the Indenture.

                  "Administrators" means each of Kenneth R. Stancliff and James
         H. Hatch solely in such Person's capacity as Administrator of the Trust and not in such Person's individual capacity, or such Administrator's successor appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that the Trust shall not be deemed an Affiliate of the Depositor. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Bank" has the meaning specified in the preamble to this Trust Agreement.

                  "Bankruptcy Event" means, with respect to any Person:

                           (a) the entry of a decree or order by a court having
                  jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (b) the institution by such Person of proceedings to
                  be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                  "Bankruptcy Laws" has the meaning specified in Section 10.9.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

                  "Book-Entry Capital Securities" means a beneficial interest in a Global Capital Securities Certificate.

                  "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

                  "Capital Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein. The Capital Securities shall consist of the Original Capital Securities and, if issued, New Capital Securities.

                  "Capital Securities Certificate" means a certificate evidencing Capital Securities, substantially in the form attached as Exhibit E.

                  "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

                  "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" has the meaning specified in the Purchase Agreement, which date is also the date of execution and delivery of this Trust Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Trust Agreement such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Security" means a common undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Securities Certificate" means a certificate evidencing Common Securities, substantially in the form attached as Exhibit C.

                  "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located in Wilmington, Delaware, and (ii) when used with respect to the Debenture Trustee, the principal office of the Debenture Trustee located in Wilmington, Delaware.

                  "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

                  "Debenture Trustee" means Wilmington Trust Company, a banking corporation organized under the laws of the State of Delaware, and any successor thereto.

                  "Debentures" means the aggregate principal amount of the Depositor's 7.85% Institutional Junior Subordinated Debentures due January 1, 2027, issued pursuant to the Indenture.

                  "Definitive Capital Securities Certificates" means either or both (as the context requires) of (a) Capital Securities Certificates issued as Book-Entry Capital Securities as provided in Section 5.11(a) and (b) Capital Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (ss.) 3801, et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble to this Trust Agreement.

                  "Distribution  Date"  has the  meaning  specified  in  Section
          4.1(a).

                  "Distributions" means amounts payable in respect of Trust Securities as provided in Section 4.1.

                  "DTC" means The Depository Trust Company, which will be the initial Clearing Agency with respect to the Capital Securities.

                  "Early Termination Event" has the meaning specified in Section 9.2.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (a) the occurrence of a Debenture Event of Default;
                  or

                           (b) default by the Property Trustee in the payment of
                  any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                           (c) default by the Property Trustee in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

                           (d) default in the performance, or breach, in any
                  material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is described in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate liquidation preference of the Outstanding Capital Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (e) the occurrence of a Bankruptcy Event with respect
                  to the Property Trustee and a successor Property Trustee has not been appointed within 90 days thereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 9.1.

                  "Global Capital Securities Certificate" means a Capital Securities Certificate that is registered in the Security Register in the name of a Clearing Agency or a nominee thereof.

                  "Global Regulation S Capital Securities Certificate" has the meaning specified in Section 5.2.

                  "Global Rule 144A Capital Securities Certificate" has the meaning specified in Section 5.2.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and Wilmington Trust Company, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Capital Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that for purposes of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Trust Agreement, so long as Definitive Capital Securities Certificates have not been issued, the term "Holders" shall refer to the Owners.

                  "Indenture" means the Junior Subordinated Indenture, dated as of November 27, 1996, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

                  "Initial Purchaser" means Morgan Stanley & Co. Incorporated.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Debentures to Holders in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

                  "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

                  "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

                  "Liquidation   Distribution"  has  the  meaning  specified  in
          Section 9.4(d).

                  "New Capital Securities" has the meaning specified in Section 2.4.

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Original  Capital  Securities"  has the meaning  specified in
          Section 2.4.

                  "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
         8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a covenant or condition provided for in this Trust Agreement shall include:

                          (a) a  statement  that  each  officer  signing  the
                  Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                           (c) a statement that each such officer has made such
                  examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d) a statement as to whether, in the opinion of each
                  such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor and who shall be reasonably acceptable to the Property Trustee.

                  "Original  Capital  Securities"  has the meaning  specified in
          Section 2.4.

                  "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                           (a) Trust Securities  theretofore  cancelled by the
                  Securities Registrar or delivered to the Securities Registrar for cancellation;

                           (b) Trust Securities for the payment or redemption of
                  which money in the necessary amount theretofore has been deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                           (c) Trust Securities which have been paid or in
                  exchange for or in lieu of which other Capital Securities have been executed and delivered pursuant to Sections 5.4, 5.5,
                  5.11 and 5.13;

         provided, however, that in determining whether the Holders of the requisite aggregate Liquidation Amount of Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all the outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a Book-Entry Capital Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be the Bank.

                  "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Holders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

                  "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of December 27, 1996, among the Trust, the Depositor and the Initial Purchaser.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for redemption thereof; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount thereof, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated pro rata (based on Liquidation Amounts) among the Trust Securities.

                  "Registration Default" has the meaning specified in Section 2(c) of the Registration Rights Agreement.

                  "Registration Default Distributions" has the meaning specified in Section 2(c) of the Registration Rights Agreement.

                  "Registration  Default  Interest" has the meaning specified in
          Section 2(c) of the Registration Rights Agreement.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated the date hereof among the Depositor, the Trust and the Initial Purchaser for the benefit of themselves and the Holders as the same may be amended from time to time in accordance with the terms thereof.

                  "Relevant Trustee" has the meaning specified in Section 8.10.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Capital Securities" means the Capital Securities sold by the Initial Purchaser in reliance on Regulation S.

                  "Regulation S Capital Securities Legend" means a legend substantially in the form of the legend required in Exhibit E to be placed upon the Regulation S Capital Securities.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Exhibit G.

                  "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date.

                  "Restricted   Securities   Certificate"  means  a  certificate
          substantially in the form set forth in Exhibit F.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Capital Securities" means the Capital Securities sold by the Initial Purchaser in reliance on Rule 144A.

                  "Rule 144A Capital Securities Legend" means a legend substantially in the form of the legend required in Exhibit E to be placed upon the Rule 144A Capital Securities.

                  "Securities  Act" means the United  States  Securities  Act of
          1933.

                  "Securities Act Legend" means a Rule 144 Capital Securities Legend or a Regulation S Capital Securities Legend.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

                  "Successor Capital Security" of any particular Capital Security means every Capital Security issued after, and evidencing all or a portion of the same beneficial interest in the Trust as that evidenced by, such particular Capital Security; and, for the purposes of this definition, any Capital Security executed and delivered under
         Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital Security shall be deemed to evidence the same beneficial interest as the mutilated, destroyed, lost or stolen Capital Security.

                  "Trust" means the Delaware business trust heretofore created, and continued hereby, and identified on the cover page to this Trust Agreement.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Trust Agreement is executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (a) the Debentures, (b) the rights of the Trust under the Expense Agreement, (c) any cash on deposit in, or owing to, the Payment Account and (e) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

                  "Trust Security" means any one of the Common Securities or the Capital Securities.

                  "Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit H.


                                   ARTICLE II

                            CONTINUATION OF THE TRUST

         SECTION 2.1. Name.

         The Trust continued hereby shall be known as "First Union Institutional Capital II", as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION  2.2.  Office  of the  Delaware  Trustee;  Principal  Place  of
Business.

         The address of the Delaware Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Trust is in care of First Union Corporation, One First Union Center, Charlotte, North Carolina 28288-0013.

         SECTION 2.3. Initial Contribution of Trust Property; Organizational Expenses.

         The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.4. Issuance of the Capital Securities.

         The Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Trust, shall execute in accordance with Section
5.2 and deliver to the Initial Purchaser named in the Purchase Agreement, Capital Securities Certificates, representing 250,000 Capital Securities, having an aggregate Liquidation Amount of $250,000,000, against receipt of the aggregate purchase price of such Capital Securities of $250,000,000 plus the aggregate amount of $272,569.44 representing accrued Distributions thereon from January 1, 1997 to the Closing Date, by the Property Trustee (the "Original Capital Securities"). The Original Capital Securities shall consist of Rule 144A Capital Securities and Regulation S Capital Securities.

         In addition, an Administrator, on behalf of the Trust, may execute Capital Securities Certificates in accordance with Section 5.2 representing an additional class of Capital Securities to be issued only in exchange for all or part of the Original Capital Securities pursuant to the exchange offer contemplated by the Registration Rights Agreement ("New Capital Securities"); provided, that the aggregate number of issued and outstanding Capital Securities shall not at any time exceed 250,000, less the number of Capital Securities redeemed pursuant to Section 4.2.

         SECTION 2.5. Issuance of the Common Securities; Subscription and Purchase of Debentures.

         Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, representing

7,732 Common Securities, having an aggregate Liquidation Amount of $7,732,000, against payment by the Depositor of such amount plus the aggregate amount of $8,430.03 representing accrued Distribution thereon from January 1, 1997 to the Closing Date, to the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Trust, shall subscribe to and purchase from the Depositor, Debentures, registered in the name of the Trust and having an aggregate principal amount of $257,732,000, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $258,012,999.47 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of
Section 2.4 and (ii) the first sentence of this Section 2.5).

         SECTION 2.6. Declaration of Trust.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and to use the proceeds from such sale to acquire Debentures, and (b) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and, to the fullest extent permitted by law, shall not be trustees or fiduciaries with respect to the Trust. The Property Trustee shall have the power to perform those duties assigned to the Administrators. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

         SECTION 2.7. Authorization to Enter into Certain Transactions.

         (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section 2.7(b), and in accordance with the following clauses (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Trustees or the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation the following:

                  (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                       (A) the issuance and sale of the Trust Securities;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, the Expense Agreement, the Certificate Depository Agreement, the Registration Rights Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                           (C) assisting in compliance with the Registration
                  Rights Agreement, including filings under the Securities Act, applicable state securities or blue sky laws, and the Trust Indenture Act;

                           (D) registration of the Capital Securities under the
                  Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (E) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                           (F) the consent to the appointment of a Paying Agent
                  and Securities Registrar in accordance with this Trust Agreement which consent shall not be unreasonably withheld;

                           (G) execution of the Trust Securities in accordance with this Trust Agreement;

                           (H) to the extent provided in this Trust Agreement,
                  the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (I) unless otherwise determined by the Property
                  Trustee or the holders of a majority of the Outstanding Capital Securities or Common Securities, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Trust Agreement; and

                           (J) the taking of any action incidental or convenient
                  to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Payment Account;

                           (B) the receipt of the Debentures;

                           (C) the  collection  of interest,  principal  and any
                  other payments made in respect of the Debentures in the Payment Account;

                           (D) the  distribution  through  the  Paying  Agent of
                  amounts   owed  to  the   Holders  in  respect  of  the  Trust
                  Securities;

                           (E) the  exercise  of all of the  rights,  powers and
                  privileges of a holder of the Debentures;

                           (F) the sending of notices of default and other
                  information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                           (G)  the   distribution  of  the  Trust  Property  in
                  accordance with the terms of this Trust Agreement;

                           (H) to the extent provided in this Trust Agreement,
                  the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (I) after an Event of Default (other than under
                  paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental or convenient to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                           (J) any of the duties, liabilities, powers or the
                  authority of the Administrators set forth herein; and in the event of a conflict between the action of the Administrators and the action of the Property Trustee, the action of the Property Trustee shall prevail.

         (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Trust to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

         (c) In connection with the issue and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

              (i) the preparation by the Trust of an offering circular, including any amendment or supplement thereto, in relation to the Original Capital Securities;

              (ii) the compliance by the Trust with the Registration Rights Agreement, including the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement or statements on the appropriate form in relation to the Capital Securities, including any amendments thereto pursuant to the Registration Rights Agreement;

              (iii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

              (iv) if the Depositor shall desire, the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing, upon notice of issuance, of any Capital Securities; and the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

              (v) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities; and

              (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrators and the Property Trustee are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be (i) deemed to be an "investment company" required to be registered under the 1940 Act, or (ii) classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Administrators, the Property Trustee and the holders of a majority of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of any Administrator, Property Trustee and the holders of a majority of Common Securities determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially adversely affect the interests of the Holders of the Capital Securities.

         SECTION 2.8. Assets of Trust.

         The assets of the Trust shall consist of the Trust Property.

         SECTION 2.9. Title to Trust Property.

         Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Holders in accordance with this Trust Agreement.


                                   ARTICLE III

                                 PAYMENT ACCOUNT

         SECTION 3.1. Payment Account.

         (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds in respect of, the Debentures.

         (c) Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

         SECTION 4.1. Distributions.

         (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including Additional Interest) are made on the Debentures.
Accordingly:

                  (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from January 1, 1997, and, except to the extent that the Depositor exercises its right to defer the payment of interest on the Debentures in accordance with the Indenture, shall be payable semi-annually in arrears on January 1, and July 1 of each year, commencing on July 1, 1997. If any date on which a Distribution otherwise would be payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), or, if such Business Day falls in the next calendar year, on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                  (ii) Assuming that payments of interest on the Debentures are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Trust Securities shall be payable at a rate of 7.85% per annum of the Liquidation Amount of the Trust Securities. Notwithstanding the foregoing, in the event of a Registration Default, Registration Default Distributions shall be payable on the Trust Securities in the amount and on the terms provided in the Registration Rights Agreement, assuming that payments of Registration Default Interest on the Debentures are made when due. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

                  (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

         (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date for such Distribution Date, which shall be the 15th day of the month preceding such Distribution Date.

         SECTION 4.2. Redemption.

         (a) On each Debenture Redemption Date and upon the stated maturity of the Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

         (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) the CUSIP number;

                  (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the Trust Securities to be redeemed; and

                  (v) that on the Redemption Date the Redemption Price in respect of each such Trust Security to be redeemed will be due and that Distributions thereon will cease to accrue on and after said date.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be due on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

         (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Book-Entry Capital Securities, irrevocably deposit with the Clearing Agency for such Book-Entry Capital Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. With respect to Capital Securities that are not Book-Entry Capital Securities, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, any Distribution the Distribution Date for which shall occur on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register on the relevant record date for such Distribution. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders of Trust Securities so called for redemption will cease with respect to such Trust Securities, except the right of such Holders to receive the Redemption Price therefor and any unpaid Distribution thereon the Distribution Date for which shall occur on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), or, if such Business Day falls in the next calendar year, on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price for any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

         (e) Payment of the Redemption Price for Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register on the relevant record date for the Redemption Date, which shall be at least 15 days prior to such Redemption Date.

         (f) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated pro rata (based on Liquidation Amounts) among the Common Securities and the Capital Securities. The particular Capital Securities to be redeemed shall be selected pro rata (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of the Liquidation Amount of Capital Securities of a denomination larger than $1,000, provided that the Holder of such Capital Securities shall not hold less than 100 Capital Securities after the redemption. The Property Trustee shall promptly notify the Security Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Capital Securities that has been or is to be redeemed.

         SECTION 4.3. Subordination of Common Securities.

         (a) Payment of Distributions (including Additional Amounts and/or Registration Default Distributions, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata (based on Liquidation Amounts) among the Common Securities and the Capital Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts and/or Registration Default Distributions, if applicable) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts and/or Registration Default Distributions, if applicable) on, or the Redemption Price of, Capital Securities then due.

         (b) In the event of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Capital Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

         SECTION 4.4. Payment Procedures.

         Payments of Distributions (including Additional Amounts and/or Registration Default Distributions, if applicable) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a Clearing Agency, such Distributions shall be made to such Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the relevant Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securities Holder.

         SECTION 4.5. Tax Returns and Reports.

         The Administrators shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder the appropriate Internal Revenue Service form required to be so prepared and furnished. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

         SECTION 4.6. Payment of Taxes, Duties, Etc. of the Trust.

         Upon receipt under the Debentures of Additional Sums, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

         SECTION 4.7. Payments under Indenture or Pursuant to Direct Actions.

         Any amount payable hereunder to any Holder of Capital Securities shall be reduced by the amount of any corresponding payment such Holder (or an Owner with respect to the Holder's Capital Securities) has directly received pursuant to Section 5.8 of the Indenture or Section 5.14 of this Trust Agreement.

         SECTION 4.8. Liability of the Holder of Common Securities.

         The Holder of the Common Securities shall be liable for the debts and obligations of the Trust as set forth in the Expense Agreement.


                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

         SECTION 5.1. Initial Ownership.

         Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         SECTION 5.2. The Trust Securities Certificates.

         The Capital Securities Certificates shall be issued in minimum denominations of $1,000 Liquidation Amount (and in blocks of at least 100 Capital Securities) and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.4, 5.11 and 5.13. Upon their original issuance, Rule 144A Capital Securities shall be issued in the form of one or more Global Rule 144A Capital Securities Certificates registered in the name of the nominee of DTC for credit to the respective accounts of the Owners thereof (or such other accounts as they may direct). Upon their original issuance, Regulation S Capital Securities shall be issued in the form of one or more Global Regulation S Capital Securities Certificates registered in the name of the nominee of DTC for credit to the respective accounts of the beneficial owners of the Capital Securities represented thereby (or such other accounts as they may direct), provided that upon deposit all such Regulation S Capital Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel.

         SECTION 5.3. Execution and Delivery of Trust Securities Certificates.

         At the Closing Date, the Administrators shall cause Trust Securities Certificates consisting of the Original Capital Securities and the Common Securities in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any executive vice president or any vice president, treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations.

         SECTION  5.4.   Registration   of  Transfer  and  Exchange  of  Capital
Securities Certificates.

         (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust

Securities Certificates and transfers and exchanges of Capital Securities Certificates (the "Securities Register"), in which the registrar designated by the Property Trustee (the "Securities Registrar") with the reasonable consent of the Administrators subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Capital Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Administrators or any one of them shall execute and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrator.

         The Securities Registrar shall not be required to register the transfer of any Capital Securities that have been called for redemption.

         At the option of a Holder, Capital Securities Certificates may be exchanged for other Capital Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Capital Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8.

         Every Capital Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Capital Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Property Trustee or Securities Registrar in accordance with such Person's customary practice.

         No service charge shall be made for any registration of transfer or exchange of Capital Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities Certificates.

         (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Trust Agreement, transfers and exchanges of Original Capital Securities of the kinds specified in this Section 5.4(b) shall be made only in accordance with this Section 5.4(b).

                (i) Global Rule 144A Capital Securities Certificate to Global Regulation S Capital Securities Certificate. If an Owner of Global Rule 144A Capital Securities Certificates at any time wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in Global Regulation S Capital Securities Certificates, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(iv) below. Upon receipt by the Security Registrar of (A) an order given by the Clearing Agency or its authorized representative directing that Global Regulation S Capital Securities Certificates in a specified amount be credited to a specified Clearing Agency Participant's account and that Global Rule 144A Capital Securities Certificates in an equal amount be debited from another specified Clearing Agency Participant's account and (B) a Regulation S Certificate, satisfactory to the Security Registrar, and duly executed by the Owner of such Global Rule 144A Capital Securities Certificates or his attorney duly authorized in writing, then the Security Registrar shall reduce the amount of the Global Rule 144A Capital Securities Certificates and increase the amount of the Global Regulation S Capital Securities Certificates, subject to Clause (b)(iv) below.

               (ii) Global Regulation S Capital Securities to Global Rule 144A Capital Securities. If an Owner of Global Regulation S Capital Securities Certificates wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in Global Rule 144A Capital Securities Certificates, such transfer may be effected only in accordance with this Clause (b)(ii). Upon receipt by the Security Registrar of (A) an order given by the Clearing Agency or its authorized representative directing that Global Rule 144A Capital Securities Certificates in a specified amount be credited to a specified Clearing Agency Participant's account and that Global Regulation S Capital Securities Certificates in an equal amount be debited from another specified Clearing Agency Participant's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate satisfactory to the Securities Registrar and duly executed by the Owner of such Global Regulation S Capital Securities Certificates or his attorney duly authorized in writing, then the Security Registrar shall reduce the amount of the Global Regulation S Capital Securities Certificates by such specified amount and increase the amount of the Global Rule 144A Capital Securities Certificates.

              (iii) Non-Global Capital Securities Certificates to Non-Global Capital Securities Certificates. Original Capital Securities Certificates other than Global Capital Securities Certificates may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Security that is not a Global Capital Securities Certificate, provided, that if the Capital Security to be transferred is a Rule 144A Capital Security, or is a Regulation S Capital Security and the transfer is to occur during the Restricted Period, then the Security Registrar shall have received (A) a Restricted Securities Certificate satisfactory to the Security Registrar and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Rule 144A Capital Security, or (B) a Regulation S Certificate satisfactory to the Security Registrar and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Capital Security.

               (iv) Global Regulation S Capital Securities Certificates to be Held Through Euroclear or Cedel during Restricted Period. The Property Trustee shall use its best efforts to cause the Clearing Agency to ensure that, until the expiration of the Restricted Period, beneficial interests in the Global Regulation S Capital Securities Certificates may be held only in or through accounts maintained at the Clearing Agency by Euroclear or Cedel (or by Clearing Agency Participants acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause
         (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

                (v) Limitations Relating to Size of Blocks. Notwithstanding any other provision of this Trust Agreement, Capital Securities may only be transferred or exchanged in blocks having a Liquidation Amount of not less than $100,000. Any transfer, exchange or other disposition of Capital Securities in contravention of this Section 5.4(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or Owner of such Capital Security for any purpose, including but not limited to the receipt of distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

         (c) Securities Act Legends. Rule 144A Capital Securities and their respective Successor Capital Securities shall bear a Rule 144A Capital Securities Legend, and the Regulation S Capital Securities and their Successor Capital Securities shall bear a Regulation S Capital Securities Legend, subject to the following:

               (i) New Capital Securities shall not bear a Securities Act
         Legend;

               (ii) subject to the following Clauses of this Section 5.4(c), a Capital Securities Certificate or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Capital Securities Certificate or any portion thereof shall bear the Securities Act Legend borne by such Global Capital Securities Certificate while represented thereby;

               (iii) subject to the following Clauses of this Section 5.4(c), a new Capital Securities Certificate which is not a Global Capital Securities Certificate and is issued in exchange for another Capital Securities Certificate (including a Global Capital Securities Certificate) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Capital Security Certificate, provided that, if such new Capital Securities Certificate is required pursuant to Section 5.4(b)(iii) to be issued in the form of a Rule 144A Capital Security, it shall bear a Rule 144A Capital Securities Legend and, if such new Capital Securities Certificate is so required to be issued in the form of a Regulation S Capital Security, it shall bear a Regulation S Capital Securities Legend;

               (iv) any Original Capital Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration contemplated by the Registration Rights Agreement), together with their Successor Capital Securities shall not bear a Securities Act Legend; the Depositor or an Administrator shall inform the Property Trustee in writing of the effective date of any such registration statement registering the Original Capital Securities under the Securities Act and shall notify the Property Trustee at any time when prospectuses may not be delivered with respect to Original Capital Securities to be sold pursuant to such registration statement. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

                (v) at any time after the Original Capital Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Capital Securities Certificate which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Capital Securities Certificate (other than a Global Capital Securities Certificate) or any portion thereof which bears such a legend if the Security Registrar has received an Unrestricted Securities Certificate, satisfactory to the Security Registrar and duly executed by the Holder of such legended Capital Securities Certificate or his attorney duly authorized in writing;

               (vi) a new Capital Securities Certificate which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Capital Securities Certificate (other than a Global Capital Securities Certificate) or any portion thereof which bears such a legend if, in the Property Trustee's judgment, placing such a legend upon such new Capital Securities Certificate is not necessary to ensure compliance with the registration requirements of the Securities Act; and

               (vii) notwithstanding the foregoing provisions of this Section 5.4(c), a Successor Capital Security of a Capital Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Property Trustee has reasonable cause to believe that such Successor Capital Security is a "restricted security" within the meaning of Rule 144.

         (d) The Property Trustee shall not be required to insure or verify compliance with securities laws, including the Securities Act, Exchange Act and 1940 Act, in connection with transfers and exchanges of Capital Securities Certificates.

         SECTION 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the Trust Property, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.6. Persons Deemed Holders.

         The Trustees, the Administrators or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees, the Administrators nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.7. Access to List of Holders' Names and Addresses.

         Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.8. Maintenance of Office or Agency.

         The Administrators or the Property Trustee shall maintain an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrators initially designate First Union Corporation, One First Union Center, Charlotte, North Carolina 28288-0013, Attn: General Counsel, as its principal corporate trust office for such purposes. The Administrators or the Property Trustee shall give prompt written notice to the Depositor and to the Holders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.9. Appointment of Paying Agent.

         The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and reasonably acceptable to the Administrators. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators and the Property Trustee. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrators shall appoint a successor that is reasonably acceptable to the Administrators to act as Paying Agent (which shall be a bank or trust company). Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.10. Ownership of Common Securities by Depositor.

         At the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrators shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

         SECTION  5.11.   Book-Entry  Capital   Securities;   Common  Securities
Certificate.

         (a) As provided in Section 5.2, the Original Capital Securities, upon original issuance, will be issued in the form of typewritten Global Capital Securities Certificates representing Book- Entry Capital Securities, to be delivered to DTC or its custodian by, or on behalf of, the Trust. Such Capital Securities Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of DTC, and no Owner will receive a Definitive Capital

Securities Certificate representing such Owner's interest in such Capital Securities, except as provided in Section 5.13. Unless and until Definitive Capital Securities Certificates have been issued to Owners pursuant to Section 5.13:

                (i) the Securities Registrar, the Administrators and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Capital Securities (including the payment of the Liquidation Amount of and Distributions on the Capital Securities evidenced by Book-Entry Capital Securities and the giving of instructions or directions to Owners of Capital Securities evidenced by Book- Entry Capital Securities) as the sole Holder of Capital Securities evidenced by Book-Entry Capital Securities and shall have no obligations to the Owners thereof;

               (ii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.11 shall control; and

              (iii) the rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Capital Securities Certificates are issued pursuant to Section 5.13, the DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Capital Securities to such Clearing Agency Participants.

         (b) If any Global Capital Securities Certificate is to be exchanged for other Capital Securities Certificates or cancelled in part, or if another Capital Securities Certificate is to be exchanged in whole or in part for a beneficial interest in any Global Capital Securities Certificate, then either
(i) such Global Capital Securities Certificate shall be so surrendered for exchange or cancellation as provided in this Article Five or (ii) the aggregate Liquidation Amount represented by such Global Capital Securities Certificate shall be reduced, subject to Section 5.2, or increased by an amount equal to the Liquidation Amount represented by that portion of the Global Capital Securities Certificate to be so exchanged or cancelled, or equal to the Liquidation Amount represented by such other Capital Securities Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records.

         (c) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a Definitive Common Securities Certificate.

         SECTION 5.12. Notices to Clearing Agency.

         To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Capital Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees and Administrators shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

         SECTION 5.13. Definitive Capital Securities Certificates.

         If (a) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Capital Securities Certificates or has ceased to be a Clearing Agency, and the Depositor is unable to locate a qualified successor,
(b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) there shall have occurred and be continuing an Event of Default, then an Administrator shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Capital Securities Certificates and the other Trustees of the occurrence of any such event and of the availability of the Definitive Capital Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Security Registrar of the typewritten Capital Securities Certificate or Certificates representing the Global Capital Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrators, or any one of them, shall execute the Definitive Capital Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar, nor the Trustees, nor the Administrators shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Trustees and the Administrators shall recognize the Holders of the Definitive Capital Securities Certificates as Holders. The Definitive Capital Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by the execution thereof by the Administrators or any one of them.

         SECTION 5.14. Rights of Holders.

         (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of Capital Securities against payment of the purchase price therefor, the Capital Securities will be fully paid and nonassessable undivided beneficial interests in the Trust Property. The Holders of Capital Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in aggregate principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due, the Holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture.

         At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as in the Indenture provided, the Holders of at least a majority in aggregate Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                           (A) all overdue  installments of interest  (including
                  any Additional Interest) on all of the Debentures,

                           (B) the principal of (and premium, if any, on) any
                  Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                           (C) all sums paid or advanced by the Debenture
                  Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

                  (ii) all Debenture Events of Default, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in
         Section 5.13 of the Indenture.

         The Holders of at least a majority in aggregate Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of Capital Securities all or part of which is represented by Book-Entry Capital Securities, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.14(b).

         (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.14(b) and this Section 5.14(c), Holders of Capital Securities shall have no right to exercise directly any right or remedy available to holders of, or in respect of, Debentures.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

         SECTION 6.1. Limitations on Voting Rights.

         (a) Except as provided in this Section 6.1, in Sections 5.14, 8.10 and
10.2 and in the Indenture, and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

         (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method or place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of all Outstanding Capital Securities, provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of Capital Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of Holders of Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes.

         (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital

Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Capital Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes.

         SECTION 6.2. Notice of Meetings.

         Notice of all meetings of Holders of Capital Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each such Holder at such Holder's address as it appears in the Securities Register as of the record date for such meeting. Such notice shall be sent, first-class mail, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.3. Meetings of Holders of Capital Securities.

         No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of Holders of Capital Securities to vote on any matter upon the written request of the Holders of record of at least 25% of the aggregate Liquidation Amount of Outstanding Capital Securities) and the Administrators or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Capital Securities to vote on any matters as to which Holders of Capital Securities are entitled to vote.

         Holders of at least 50% of the Liquidation Amount of Outstanding Capital Securities, present in person or by proxy, shall constitute a quorum at any meeting of Holders of Capital Securities.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding at least a majority of the Liquidation Amount of Outstanding Capital Securities held by the Holders of record present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

         SECTION 6.4. Voting Rights.

         In respect of any matter as to which a Holder is entitled to vote, such Holder shall be entitled to one vote for each $1,000 of Liquidation Amount Trust Securities held of record by such Holder.

         SECTION 6.5. Proxies, Etc.

         At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.6. Holder Action by Written Consent.

         Any action which may be taken by Holders at a meeting may be taken without a meeting if Holders holding more than a majority of the aggregate Liquidation Amount of the Outstanding Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

         SECTION 6.7. Record Date for Voting and Other Purposes.

         For the purpose of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

         SECTION 6.8. Acts of Holders.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the

"Act" of the Holders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         The ownership of Capital Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

         If any dispute shall arise between the Holders and the Administrators or among such Holders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         SECTION 6.9. Inspection of Records.

         Upon reasonable notice to the Administrators and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         SECTION 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

         The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

                  (a) the Property Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (c) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

                  (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware;

                  (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

         SECTION 7.2. Representations and Warranties of Depositor.

         The Depositor hereby represents and warrants for the benefit of the Holders that the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been, duly and validly executed, issued and delivered by the Administrators pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement.


                                  ARTICLE VIII

                        THE TRUSTEES; THE ADMINISTRATORS

         SECTION 8.1. Certain Duties and Responsibilities.

         (a) The duties and responsibilities of the Trustees and Administrators shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees or the Administrators to expend or risk their own funds or otherwise to incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of this Section of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Section 8.1.

         (b) No provision in this Trust Agreement shall be construed to release an Administrator from liability for his own gross negligent action, his own gross negligent failure to act, or his own willful misconduct. To the extent that, at law or in equity, an Administrator has duties (including fiduciary duties) to the Trust or to the Holders, and liabilities relating thereto, such Administrator shall not be liable to the Trust or to any Holder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrators otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Administrators.

         (c) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.1 and except to the extent otherwise required by law; and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrators or the Depositor.

         SECTION 8.2. Certain Notices.

         Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders, the Administrators and the Depositor, unless such Event of Default shall have been cured or waived.

         Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders, unless such exercise shall have been revoked.

         SECTION 8.3. Certain Rights of Property Trustee.

         Subject to the provisions of Section 8.1:

                  (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Capital Securities Holders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting the Depositor's direction as to the course of action to be taken and, if not so directed, the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c)   any   direction   or  act  of  the   Depositor   or  the
         Administrators   contemplated   by  this  Trust   Agreement   shall  be
         sufficiently evidenced by an Officers' Certificate;

                  (d) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (e) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (f) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (g) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (h) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                  (i) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                  (j) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

         No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 8.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

         SECTION 8.5. May Hold Securities.

         Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         SECTION 8.6. Compensation; Indemnity; Fees.

         The Depositor agrees:

                  (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified pursuant to this Section 8.6 in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

         The provisions of this Section 8.6 shall survive the termination of this Trust Agreement.

         No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

         The Depositor, any Administrator and any Trustee (in the case of the Property Trustee, subject to Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, any Administrator nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor, any Administrator or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

         SECTION 8.7. Corporate Property Trustee Required; Eligibility of Trustees and Administrators.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

         (b) There shall at all times be one or more Administrators hereunder with respect to the Trust Securities. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         SECTION 8.8. Conflicting Interests.

         If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

         SECTION 8.9. Co-Trustees and Separate Trustee.

         Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor and the Administrators shall for such purpose join in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

         Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

                  (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                  (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                  (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 8.10. Resignation and Removal; Appointment of Successor.

         No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

         Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders and by appointing a successor Relevant Trustee. The Relevant Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the Relevant Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expenses and charges. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of a majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) (i) upon the occurrence of an Event of Default described in subparagraph (d) of the definition thereof with respect to the Relevant Trustee or (ii) if a Debenture Event of Default shall have occurred and be continuing at any time.

         If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, the Holders of the Capital Securities, by Act of the Holders of a majority in Liquidation Amount of the Capital Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holder of the Common Securities or the Holders of the Capital Securities and accepted appointment in the manner required by
Section 8.11, any Holder who has been a Holder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrator or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holder of Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) in the case of an Administrator, the unanimous act of the remaining Administrators if there are at least two of them and (b) in the case of the Delaware Trustee, the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators or Delaware Trustee, as the case may be, set forth in Section 8.7).

         SECTION 8.11. Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees. Upon the execution and delivery of such amendment, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business.

         Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.13. Preferential Collection of Claims Against Depositor or Trust.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.14. Reports by Property Trustee.

         (a) Not later than June 1 of each year commencing with June 1, 1997, the Property Trustee shall transmit to all Holders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 with respect to:

                  (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                  (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

                  (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

         (b) In addition the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the Nasdaq National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded, with the Commission and with the Depositor.

         SECTION 8.15. Reports to the Property Trustee.

         The Depositor and the Administrators on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 8.16. Evidence of Compliance with Conditions Precedent.

         Each of the Depositor and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314 (c) of the

Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.


         SECTION 8.17. Number of Trustees.

         (a) The number of Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason, or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust.

         SECTION 8.18. Delegation of Power.

         (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) The Administrators shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

         SECTION 8.19.  Appointment of Administrators.

         (a) The Administrators shall be appointed by the Holder of the Common Securities and may be removed by the Holder of the Common Securities at any time. Each Administrator shall sign an agreement agreeing to comply with the terms of this Trust Agreement. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrator.

         (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.19, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

         Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrator or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the holder of Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) in the case of an Administrator the unanimous act of the remaining Administrators if there are at least two of them and (b) in the case of the Delaware Trustee, the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators or Delaware Trustee, as the case may be, set forth in Section 8.7).

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

         SECTION 9.1. Termination Upon Expiration Date.

         Unless earlier terminated, the Trust shall automatically terminate on January 1, 2028 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

         SECTION 9.2. Early Termination.

         The first to occur of any of the following events is an "Early Termination Event":

                  (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the holder of the Common Securities;

                  (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust in accordance with applicable law and the Expense Agreement, distribute Debentures to Holders in exchange for the Capital Securities; provided, however, that the Property Trustee shall have first received an Opinion of Counsel to the effect that such distribution will not be a taxable event to the Holders of Capital Securities;

                  (c) the redemption of all of the Capital Securities in connection with the redemption of all the Debentures; and

                  (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

         SECTION 9.3. Termination.

         The respective obligations and responsibilities of the Trustees and the Trust shall terminate upon the latest to occur of the following:

                  (a) the distribution by the Property Trustee to Holders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities;

                  (b) the payment of any expenses owed by the Trust; and

                  (c) the discharge of all administrative duties of the Administrators, including the performance of any tax reporting obligations with respect to the Trust or the Holders.

         SECTION 9.4. Liquidation.

         (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.2 occurs, or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder a Like Amount of Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Property Trustee (after consultation with the Administrators) shall deem appropriate.

         (b) Unless Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and the distribution of Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

         (c) Unless Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the exchange agent for exchange, (iii) the Depositor shall use its reasonable best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization as the Capital Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (v) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Debentures upon surrender of Trust Securities Certificates.

         (d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, then the Trust Property shall be liquidated, and the Trust shall be dissolved, wound up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding up or other termination of the Trust, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid pro rata based upon Liquidation Amounts. The Holder of the Outstanding Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding up or termination pro rata, based upon Liquidation Amounts, with Holders of Capital Securities, except that, if any Debenture Event of Default shall have occurred and be continuing at the time of payment of the Liquidation Distribution, the Capital Securities shall have a priority over the Common Securities with respect to payment of any amount of Liquidation Distribution.

         SECTION 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust.

         The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Article IX. At the request of the Holder of the Common Securities, with the consent of the Holders of a majority (based on Liquidation Amounts) of the Capital Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities ("Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Property Trustee expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of all Outstanding Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor Person to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. Limitation of Rights of Holders.

         The death or incapacity, or the dissolution, liquidation, termination, or the bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives, successors or heirs of such person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 10.2. Amendment.

         (a) This Trust Agreement may be amended from time to time by the Property Trustee and the holder of the Common Securities without the consent of any Holders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or as other than a grantor trust at any times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that such action shall not adversely affect in any material respect the interests of any Holder, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders.

         (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Holders of Common Securities and with (i) the consent of Trust Holders representing not less than a majority Liquidation Amount of the Outstanding Trust Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust or cause the Trust to be an association taxable as a corporation for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

         (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution or otherwise adversely affect the amount of any Distribution required to be made as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Holders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

         (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to be classified as an association taxable as a corporation or not to be a grantor trust for United States federal income tax purposes or to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act.

         (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation or liability on the Depositor.

         (f) If any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

         (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

         SECTION 10.3. Separability.

         If any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.4. Governing Law.

         THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

         SECTION 10.5. Payments Due on Non-Business Day.

         If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

         SECTION 10.6. Successors.

         This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder (any purported assignment in contravention of this Section 10.6 being null and void).

         SECTION 10.7. Headings.

         The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 10.8. Reports, Notices and Demands.

         Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Capital Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities or the Depositor, to First Union Corporation, One First Union Center, Charlotte, North Carolina 28288- 0013, Attention: General Counsel, facsimile no.: (704) 374-3425. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrators shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0001; and (c) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention Administrators of First Union Institutional Capital II." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         SECTION 10.9. Agreement Not to Petition.

         Each of the Trustees and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

         SECTION 10.10. Application of Trust Indenture Act.

         (a) The Trust Indenture Act shall apply as a matter of contract to this Trust Agreement by purposes of interpretation, construction and defining the rights and obligations hereunder.

         (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 10.11. Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE AND TO THE TERMS AND PROVISIONS OF THE REGISTRATION RIGHTS

AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

         IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Trust Agreement as of the date first above written.


                                                     FIRST UNION CORPORATION


                                                   By:    \S\  KENT S. HATHAWAY
                                                       Name:
                                                       Title:


                                                     WILMINGTON TRUST COMPANY,
                                                     as Property Trustee


                                                   By:     \S\ EMMETT R. HARMON
                                                       Name: Emmett R. Harmon
                                                       Title:  Vice President


                                                     WILMINGTON TRUST COMPANY,
                                                     as Delaware Trustee


                                                  By:      \S\  EMMETT R. HARMON
                                                       Name: Emmett R. Harmon
                                                       Title:  Vice President

                                                                  EXHIBIT A




                              CERTIFICATE OF TRUST

                                       OF

                      FIRST UNION INSTITUTIONAL CAPITAL II

         THIS CERTIFICATE OF TRUST of First Union Institutional Capital II (the "Trust"), dated as of December 27, 1996, is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.).

         1. Name. The name of the business trust being formed hereby is First Union Institutional Capital II.

         2. Delaware Trustee. The name and business address of the trustee of the Trust, with a principal place of business in the State of Delaware, are Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective as of its filing.

         IN WITNESS WHEREOF, the undersigned, being the trustee of the Trust, have executed this Certificate of Trust as of the date first above written.

                            WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee


                                            By:
                                                 Name:
                                                 Title:

                                                                EXHIBIT B




The Depository Trust Company,
55 Water Street, 49th Floor,
New York, New York 10041-0099                                   January 6, 1997

Attention: General Counsel's Office

Re:   First Union Institutional Capital II 7.85% Capital Securities

Ladies and Gentlemen:

         The purpose of this letter is to set forth certain matters relating to the issuance and deposit with The Depository Trust Company ("DTC") of the First Union Institutional Capital II 7.85% Capital Securities (the "Capital Securities"), of First Union Institutional Capital II, a Delaware business trust (the "Issuer"), created and continued pursuant to an Amended and Restated Trust Agreement between First Union Corporation ("First Union Corporation"), Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. The payment of distributions on the Capital Securities, and payments due upon liquidation of Issuer or redemption of the Capital Securities, to the extent the Issuer has funds available for the payment thereof are guaranteed by First Union Corporation to the extent set forth in a Guarantee Agreement dated January 6, 1997 by First Union Corporation with respect to the Capital Securities. First Union Corporation and the Issuer propose to sell the Capital Securities to Morgan Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a Purchase Agreement dated as of December 27, 1996 by and among the Initial Purchaser, the Issuer and First Union Corporation, and the Initial Purchaser wishes to take delivery of the Capital Securities through DTC. Wilmington Trust Company is acting as transfer agent and registrar with respect to the Capital Securities (the "Transfer Agent and Registrar").

         To induce DTC to accept the Capital Securities as eligible for deposit at DTC, and to act in accordance with DTC's Rules with respect to the Capital Securities, the Issuer, the Transfer Agent and Registrar and DTC agree among each other as follows:

         1. Prior to the closing of the sale of the Capital Securities to the Initial Purchaser, which is expected to occur on January 6, 1997, there shall be deposited with DTC one or more global certificates (individually and collectively, the "Global Certificate") registered in the name of DTC's Capital Securities nominee, Cede & Co., representing an aggregate of 250,000 Capital Securities and bearing the following legend:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. The Amended and Restated Trust Agreement of the Issuer provides for the voting by holders of the Capital Securities under certain limited circumstances (with no provision for revocation of consents or votes by subsequent holders). The Issuer shall establish a record date for such purposes and shall, to the extent possible, give DTC notice of such record date not less than 15 calendar days in advance of such record date.

         3. In the event of a stock split, conversion, recapitalization, reorganization or any other similar transaction resulting in the cancellation of all or any part of the Capital Securities outstanding, the Issuer or the Transfer Agent and Registrar shall send DTC a notice of such event at least 5 business days prior to the effective date of such event.

         4. In the event of distribution on, or an offering or issuance of rights with respect to, the Capital Securities outstanding, the Issuer or the Transfer Agent and Registrar shall send DTC a notice specifying: (a) the amount of and conditions, if any, applicable to the payment of any such distribution or any such offering or issuance of rights; (b) any applicable expiration or deadline date, or any date by which any action on the part of the holders of Capital Securities is required; and (c) the date any required notice is to be mailed by or on behalf of the Issuer to holders of Capital Securities or published by or on behalf of the Issuer (whether by mail or publication, the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before the Publication Date. The Issuer or the Transfer Agent and Registrar will forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission of multiple CUSIP numbers (if applicable) that includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 calendar days nor more than 60 calendar days prior to the payment of any such distribution or any such offering or issuance of rights with respect to the Capital Securities. After establishing the amount of payment to be made on the Capital Securities, the Issuer or the Transfer Agent and Registrar will notify DTC's Dividend Department of such payment 5 business days prior to payment date. Notices to DTC's Dividend Department by telecopy shall be sent to (212) 709-1723. Such notices by mail or by any other means shall be sent to:

                  Manager, Announcements
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, New York 10004-2695

         The Issuer or the Transfer Agent and Registrar shall confirm DTC's receipt of such telecopy by telephoning the Dividend Department at (212) 709-1270.

         5. In the event of a redemption by the Issuer of the Capital Securities, notice specifying the terms of the redemption and the Publication Date of such notice shall be sent by the Issuer or the Transfer Agent and Registrar to DTC not less than 30 calendar days prior to such event by a secure means in the manner set forth in paragraph 4. Such redemption notice shall be sent to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190, and receipt of such notice shall be confirmed by telephoning (516) 227-4070. Notice by mail or by any other means shall be sent to:

                  Call Notification Department
                  The Depository Trust Company
                  711 Stewart Avenue
                  Garden City, New York 11530-4719

         6. In the event of any invitation to tender the Capital Securities, notice specifying the terms of the tender and the Publication Date of such notice shall be sent by the Issuer or the Transfer Agent and Registrar to DTC by a secure means and in a timely manner as described in paragraph 4. Notices to DTC pursuant to this paragraph and notices of other corporate actions (including mandatory tenders, exchanges and capital changes) shall be sent, unless notification to another department is expressly provided for herein, by telecopy to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094 and receipt of such notice shall be confirmed by telephoning (212) 709-6884, or by mail or any other means to:

                  Manager, Reorganization Department
                  Reorganization Window
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, New York 10004-2695

         7. All notices and payment advices sent to DTC shall contain the CUSIP number or numbers of the Capital Securities and the accompanying designation of the Capital Securities, which, as of the date of this letter, is "First Union Institutional Capital II 7.85% Capital Securities."

         8. Distribution payments or other cash payments that are part of periodic payments with respect to the Capital Securities evidenced by the Global Certificate shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date (or in accordance with existing arrangements between the Issuer or the Transfer Agent and Registrar and DTC). Absent any other arrangements between the Issuer or the Transfer Agent and Registrar and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA 021000021
                  For credit to A/C The Depository Trust Company
                  Dividend Deposit Account 066-026776

The Issuer or the Transfer Agent and Registrar shall provide payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, the Issuer agrees that it or the Transfer Agent and Registrar shall provide this information directly to DTC in advance of the record date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between the Transfer Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at
(212) 709-1723 or (212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Announcements
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square; 22nd Floor
                  New York, NY 10004-2695

         9. DTC shall receive maturity and redemption payments with respect to the Capital Securities evidenced by the Global Certificate allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between the Transfer Agent and Registrar and DTC, such payments shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA 021000021
                  For credit to A/C The Depository Trust Company
                  Redemption Account 066-027306
in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to the Transfer Agent and Registrar.

         10. DTC shall receive all reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between the Transfer Agent and Registrar and DTC, such payments shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA 021000021
                  For credit to A/C The Depository Trust Company
                  Reorganization Account 066-027608

         11. DTC may by prior written notice direct the Issuer and the Transfer Agent and Registrar to use any other telecopy number or address of DTC as the number or address to which notices or payments may be sent.

         12. In the event of a conversion, redemption, or any other similar transaction (e.g., tender made and accepted in response to the Issuer's or the Transfer Agent and Registrar's invitation) necessitating a reduction in the aggregate number of Capital Securities outstanding evidenced by Global Certificates, DTC, in its discretion: (a) may request the Issuer or the Transfer Agent and Registrar to issue and countersign a new Global Certificate; or (b) may make an appropriate notation on the Global Certificate indicating the date and amount of such reduction.

         13. DTC may discontinue its services as a securities depositary with respect to the Capital Securities at any time by giving reasonable notice to the Issuer and the Transfer Agent and Registrar (at which time DTC will confirm with the Issuer or the Transfer Agent and Registrar the aggregate number of Capital Securities deposited with it) and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Issuer may determine to make alternative arrangements for book-entry settlement for the Capital Securities, make available one or more separate global certificates evidencing Capital Securities to any Participant having Capital Securities credited to its DTC account, or issue definitive Capital Securities to the beneficial holders thereof, and in any such case, DTC agrees to cooperate fully with the Issuer and the Transfer Agent and Registrar, and to return the Global Certificate, duly endorsed for transfer as directed by the Issuer or the Transfer Agent and Registrar, together with any other documents of transfer reasonably requested by the Issuer or the Transfer Agent and Registrar.

         14. In the event that the Issuer determines that beneficial owners of Capital Securities shall be able to obtain definitive Capital Securities, the Issuer or the Transfer Agent and Registrar shall notify DTC of the availability of certificates. In such event, the Issuer or the Transfer Agent and Registrar shall issue, transfer and exchange certificates in appropriate amounts, as required by DTC and others, and DTC agrees to cooperate fully with the Issuer and the Transfer Agent and

Registrar and to return the Global Certificate, duly endorsed for transfer as directed by the Issuer or the Transfer Agent and Registrar, together with any other documents of transfer reasonably requested by the Issuer or the Transfer Agent and Registrar.

         15. This letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Nothing herein shall be deemed to require the Transfer Agent and Registrar to advance funds on behalf of First Union Institutional Capital II.

                             Very truly yours,

                             FIRST UNION INSTITUTIONAL CAPITAL II
                               as Issuer


                              By:
                                 Name:
                                 Administrator


                              WILMINGTON TRUST COMPANY
                                 as Trustee, Transfer Agent and Registrar


                              By:
                                  Name:
                                  Title: Vice President

RECEIVED AND ACCEPTED:

THE DEPOSITORY TRUST COMPANY


By:
         Authorized Officer

                                                                    EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                                 Number of Common Securities

C-                                                         [_________________]

                    Certificate Evidencing Common Securities

                                       of

                      First Union Institutional Capital II

                             7.85% Common Securities
                 (Liquidation Amount $1,000 per Common Security)

         First Union Institutional Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that First Union Corporation, a North Carolina corporation (the "Holder"), is the registered owner of _____ common securities of the Trust, representing common undivided beneficial interests in the assets of the Trust and designated the 7.85% Common Securities (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be null and void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of January 6, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         By receipt and acceptance of this certificate, the Holder agrees to be bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, the undersigned Administrator of the Trust has executed this certificate as of the day of , .


                                          FIRST UNION INSTITUTIONAL CAPITAL II


                                          By:
                                                   Name:
                                                   Admininstrator

                                                                   EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

         AGREEMENT, dated as of January 6, 1997, between First Union Corporation, a North Carolina corporation ("the "Corporation"), and First Union Institutional Capital II, a Delaware business trust (the "Trust").

                              W I T N E S S E T H :

         WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Debentures from First Union Corporation and to issue and sell 7.85% Capital Securities (the "Capital Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust, dated as of January 6, 1997 as the same may be amended from time to time (the "Trust Agreement"); and

         WHEREAS, the Corporation will directly or indirectly own all of the Common Securities of the Trust and will issue the Debentures;

         NOW, THEREFORE, in consideration of the purchase by each holder of the Capital Securities, which purchase the Corporation hereby agrees shall benefit the Corporation and which purchase the Corporation acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Corporation and Trust hereby agree as follows:


                                    ARTICLE I

         SECTION 1.1. Guarantee by the Corporation.

         Subject to the terms and conditions hereof, the Corporation hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Capital Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Capital Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         SECTION 1.2. Term of Agreement.

         This Agreement shall terminate and be of no further force or effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Capital Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Capital Securities or any Beneficiary must restore payment of any sums paid in respect of the Capital Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Corporation and Wilmington Trust Company, as guarantee trustee or under this Agreement for any reason whatsoever.

         This Agreement shall be continuing, unconditional and absolute.

         SECTION 1.3. Waiver of Notice.

         The Corporation hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Corporation hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 1.4. No Impairment.

         The obligations, covenants, agreements and duties of the Corporation under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Corporation with respect to the happening of any of the foregoing.

         SECTION 1.5. Enforcement.

         A Beneficiary may enforce this Agreement directly against the Corporation and the Corporation waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Corporation.

         SECTION 1.6. Subrogation.

         The Corporation shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to the Beneficiaries by the Corporation under this Agreement; provided, however, that the Corporation shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.


                                   ARTICLE II

         SECTION 2.1. Binding Effect.

         This Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Corporation and shall inure to the benefit of the Beneficiaries.

         SECTION 2.2. Amendment.

         So long as there shall remain any Beneficiary or any Capital Securities of any series shall be outstanding, this Agreement may not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Capital Securities.

         SECTION 2.3. Notices.

         Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission

(confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

                  First Union Institutional Capital II
                  c/o First Union Corporation
                  One First Union Center
                  Charlotte, North Carolina 28288-0013
                  Facsimile No.: (704) 374-3425
                  Attention: General Counsel

                  First Union Corporation
                  One First Union Center
                  Charlotte, North Carolina 28288-0013
                  Facsimile No.: (704) 374-3425
                  Attention: General Counsel

         SECTION 2.4. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                            FIRST UNION CORPORATION

                                                     By:
                                                           Name:
                                                           Title:


                                            FIRST UNION INSTITUTIONAL CAPITAL II


                                                     By:
                                                           Name:
                                                           Administrator

                                                                     EXHIBIT E

         [IF THIS CAPITAL SECURITY IS A RULE 144A CAPITAL SECURITY, THEN INSERT--The Capital Securities evidenced hereby and any Debentures issuable in connection therewith have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") and may not be offered, sold, pledged or otherwise transferred except (A)(i) to a person who the Seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act acquiring the Capital Securities for its own account or for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the Securities Act, (iv) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act or (v) to an institution that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act and (B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.]

         [IF THIS CAPITAL SECURITY IS AN ORIGINAL CAPITAL SECURITY, THEN INSERT--The receipt and acceptance of this Capital Security or any interest herein by or on behalf of the holder hereof or any beneficial owner shall constitute the acceptance by the holder hereof and all others having a beneficial interest in this Capital Security of all of the terms and provisions of the Registration Rights Agreement referred to in the Trust Agreement.]

         [IF THIS CAPITAL SECURITY IS A REGULATION S CAPITAL SECURITY, THEN INSERT--The Capital Securities evidenced hereby and any Debentures issuable in connection therewith have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered, sold or delivered in the United States or to, or for the account or benefit of, any U.S. person, unless such Securities are registered under the Securities Act or an exemption from the registration requirements thereof is available.]

         [IF THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITIES CERTIFICATE, THEN INSERT--This Capital Security is a Global Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of a clearing agency or a nominee thereof. This Capital Security may not be exchanged in whole or in part for a Capital Security registered, and no transfer of this Capital Security in whole or in part may be registered, in the name of any person other than such clearing agency or a nominee thereof, except in the limited circumstances described in the Trust Agreement.]

         [IF THE SECURITY IS A GLOBAL CAPITAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE CLEARING AGENCY THEREFOR, THEN INSERT--Unless this Capital Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to First Union Institutional Capital II or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede

& Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. ]

Certificate Number                               Number of Capital Securities

P-                                                           [___________]

                             CUSIP NO. ____________

                    Certificate Evidencing Capital Securities

                                       of

                      First Union Institutional Capital II

                            7.85% Capital Securities

                (Liquidation Amount $1,000 per Capital Security)

         First Union Institutional Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of ( ) capital securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust and designated the First Union Institutional Capital II 7.85% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of January 6, 1997 as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by First Union Corporation, a North Carolina corporation, and Wilmington Trust Company, as guarantee trustee, dated as of January 6, 1997, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         By receipt and acceptance of this certificate, the Holder agrees to be bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, the undersigned Administrator of the Trust has executed this certificate as of the day of , .

                                           FIRST UNION INSTITUTIONAL CAPITAL II


                                                       By:
                                                           Name:
                                                           Administrator

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:



        (Insert assignee's social security or tax identification number)



                    (Insert address and zip code of assignee)

and irrevocably appoints




agent to transfer this Capital Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature: ___________________________________________________________________
                   (Sign exactly as your name appears on the
                other side of this Capital Security Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                            EXHIBIT F -- Form of Rule 144A
                                                 Securities Certificate




                        RULE 144A SECURITIES CERTIFICATE

          (For transfers pursuant to ss. 5.4(b) of the Trust Agreement)


Wilmington Trust Company,
  as Security Registrar
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Attention:        Corporate Trust Administration


         Re: 7.85% Capital Securities of First Union Institutional Capital II (the "Trust") (the "Capital Securities")

         Reference is made to the Amended and Restated Trust Agreement, dated as of January 6, 1997 (as amended from time to time, the "Trust Agreement"), entered among First Union Corporation, as Depositor (the "Depositor"), Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Trust Agreement or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to $_____________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Rule 144A Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                           (A) the Specified Securities are being transferred to
                  a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                           (B) the Owner and any person acting on its behalf
                  have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after a holding period
                  of at least three years has elapsed since the Specified Securities were last acquired from the Trust or the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchaser.



Dated:
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)




                                            By:
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                                    EXHIBIT G -- Form of
                                                      Regulation S Certificate



                            REGULATION S CERTIFICATE

           (For transfers pursuant to ss. 5.4 of the Trust Agreement)


Wilmington Trust Company,
  as Security Registrar
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Attention:        Corporate Trust Administration


         Re: 7.85% Capital Securities of First Union Institutional Capital II (the "Trust") (the "Capital Securities")

         Reference is made to the Amended and Restated Trust Agreement, dated as of January 6, 1997 (as amended from time to time, the "Trust Agreement"), entered among First Union Corporation, as Depositor (the "Depositor"), Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Trust or Depositor or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the  offer of the  Specified  Securities  was not
                  made to a person in the United States;

                           (C)        either:

                                    (i) at the time the buy order was
                           originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after a holding period
                  of at least three years has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchaser.



Dated:
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)




                                            By:
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                            EXHIBIT H -- Form of Unrestricted
                                                     Securities Certificate




                       UNRESTRICTED SECURITIES CERTIFICATE

                 (For removal of Securities Act Legends pursuant
                      to ss. 5.4(c) of the Trust Agreement)



Wilmington Trust Company,
  as Security Registrar
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Attention:        Corporate Trust Administration


         Re: 7.85% Capital Securities of First Union Institutional Capital II (the "Trust") (the "Capital Securities")

         Reference is made to the Amended and Restated Trust Agreement, dated as of January 6, 1997 (the "Trust Agreement"), entered among First Union Corporation, as Depositor (the "Depositor"), Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to $_____________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Capital Securities bearing no Restricted Capital Securities Legend pursuant to
Section 5.4(c) of the Trust Agreement. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.



Dated:
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                            By:
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)